UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.08. Shareholder Director Nominations.
 To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.
Item 8.01. Other Events.
On February 21, 2023, the Board of Directors (the “Board”) of Leonardo DRS, Inc. (the “Company”) determined that the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually on June 1, 2023. The Company will provide additional details regarding the time and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on April 3, 2023 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The Company, however, reserves the right to change the record date, meeting date, and meeting location prior to the Annual Meeting.
 Because the Company did not hold an annual meeting of stockholders during 2022, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act") must ensure that such proposal is delivered to or mailed to and received by the Company to the attention of Mark A. Dorfman at 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202 on or before the close of business on March 10, 2023, which date the Company has determined is a reasonable time before it expects to begin to print and distribute its proxy materials.
 In addition to complying with the March 10, 2023 deadline, stockholder director nominations and stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8 under the Exchange Act, Delaware corporate law and the Company’s Fourth Amended and Restated Bylaws. Any director nominations and stockholder proposals received after March 10, 2023 will be considered untimely and will not be considered for inclusion in the proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: February 24, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary